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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): February 14, 2000


                         NEW VISUAL ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


            UTAH                          0-21785                95-45453704
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

            5920 FRIARS ROAD, SUITE 104
                   SAN DIEGO, CA                                 92108
     (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (619) 692-0333

                               827 BRIGHTON COURT
                               SAN DIEGO, CA 92109

          (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 14, 2000, New Visual Entertainment, Inc., a Utah corporation ("New Visual") acquired New Wheel Technology, Inc., a California corporation based in Pleasanton, California ("New Wheel"), pursuant to a Plan of Reorganization and Agreement of Merger (the "Merger Agreement").

         In accordance with the Merger Agreement, New Wheel was merged with Astounding Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of New Visual. In consideration of the merger, the New Wheel stockholders (the "Stockholders") received 2,000,000 restricted shares of New Visual common stock. An additional 10,000,000 restricted shares of common stock have been delivered to an escrow agent and will be released to the Stockholders only upon the achievement by New Wheel of a technological development milestone or New Visual's failure to meet certain funding obligations set forth in the Merger Agreement. Additional compensation will be paid to the Stockholders in the event New Wheel's high speed digital transmission technology generates revenues for New Visual in excess of $1 billion, or if (a) there is a sale of assets or stock or a merger resulting in a change of control of New Visual or any of its affiliates and (b) the New Wheel technology comprises at least 15% of the consideration for such change in control. New Visual's Board approved the terms and conditions of the transaction, which were determined through arm's length negotiations.

         New Wheel is a development stage company formed in February 2000 by Allan Blevins and Michael Shepperd. It has no prior operating history and no revenues from operations. New Wheel's principal assets consist of certain intellectual property rights relating to high speed digital transmission technology for a variety of applications.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business required.

                  As permitted by Form 8-K, the required historical financial statements will be filed by amendment to this Form 8-K no later than April 28, 2000.

         (b)      Pro forma financial information.

                  As permitted by Form 8-K, the required pro forma financial information will be filed by amendment to this Form 8-K no later than April 28, 2000.

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         (c)      Exhibits

                  Exhibit Number    Description of Exhibit
                  --------------    ----------------------

                  2.1* Agreement and Plan of Merger by and among New Visual Entertainment, Inc., Astounding Acquisition Corporation and Allan Blevins, Michael Shepperd and New Wheel Technology, Inc., dated February 14, 2000.

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         *        Pursuant to Item 601(b)(2) of Regulation S-B, the following schedules to Exhibit 2.1 have been omitted from this Report and will be provided to the Commission upon request:

                  (a)      Exhibit A - Form of Employment Agreement
                  (b) Exhibit B - Stock Escrow Agreement among New Visual Entertainment, Inc., Allan Blevins, Michael Shepperd and Olde Monmouth Stock Transfer
                  (c)      Exhibit C - Confidential Budget for Development
                  (d)      Exhibit D - Technology Defined
                  (e)      Disclosure Schedule


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEW VISUAL ENTERTAINMENT, INC.



Dated:  February 28, 2000                   By:      /s/ Ray Willenberg, Jr.
                                                --------------------------------
                                                Ray Willenberg, Jr.
                                                PRESIDENT

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